Credit Suisse First Boston
ABSC 2005 - HE1

		LTV			DTI			FICO			Doc Type
		WA	Min	Max	WA	Min	Max	WA	Min	Max	% Full Doc	% Full Alt	%Ltd Doc	%Lite	% Stated Doc	%Streamlined-Stated (Assets Verified)

Interest Only	N	81.47	11.68	100.00	40.83	3.03	85.00	623	500	816	45.21	1.50	6.52	1.58	32.90	12.29
	Y	81.46	32.26	100.00	39.91	6.78	54.50	660	546	797	49.15	1.28	9.38	2.85	21.43	15.91
Outstanding Principal Balance	btw 50 - 100	87.78	11.68	100.00	39.50	5.60	62.07	628	500	810	54.22	0.81	4.27	2.01	22.04	16.64
	Other	80.56	18.30	100.00	40.77	3.03	85.00	630	500	816	45.12	1.52	7.41	1.80	31.74	12.42
	< 50K	97.92	22.10	100.00	39.69	10.00	58.26	648	500	816	52.16	1.35	4.82	2.95	11.58	27.13
Coupon	<= 8.00%	79.66	18.30	100.00	40.62	3.03	85.00	634	500	816	47.87	1.55	7.30	1.95	28.83	12.50
	8.01% - 9.00%	86.05	37.50	100.00	40.66	5.00	60.00	594	500	797	40.31	0.78	6.48	0.38	46.47	5.58
	9.01% - 10.00%	91.32	11.68	100.00	39.92	10.00	58.26	619	500	803	36.24	1.02	6.53	2.71	32.83	20.68
	>= 10.01%	98.01	28.60	100.00	41.82	4.00	62.07	644	500	816	31.14	1.57	4.96	2.03	26.14	34.16
Occupancy Status	Investment Property	82.62	29.41	95.00	38.33	5.00	59.00	670	501	810	38.37	6.45	10.85	2.14	42.18	0.00
	Primary Residence	81.40	11.68	100.00	40.72	3.03	85.00	628	500	816	46.46	1.26	7.02	1.84	30.02	13.40
	Second Home	83.23	38.71	100.00	41.27	17.06	55.00	675	514	802	35.35	1.51	2.53	0.91	38.25	21.45
Lien Position	1	80.13	11.68	100.00	40.59	3.03	85.00	628	500	816	46.62	1.40	7.06	1.76	31.68	11.47
	2	99.54	83.10	100.00	41.38	4.00	62.07	664	500	816	37.82	2.19	7.58	2.86	15.58	33.96
Documentation Type
	Full Documentation	82.23	11.96	100.00	41.16	3.03	62.07	616	500	811	100.00	0.00	0.00	0.00	0.00	0.00
	Stated Documentation	78.59	11.68	100.00	40.35	5.60	57.00	635	500	816	0.00	0.00	0.00	0.00	100.00	0.00
	Stated - Streamlined (Assets Verified)	84.13	61.30	100.00	41.69	10.00	58.00	676	558	801	0.00	0.00	0.00	0.00	0.00	100.00
	Limited Documentation	82.85	32.79	100.00	37.86	4.00	85.00	618	500	768	0.00	0.00	100.00	0.00	0.00	0.00
	Lite Documentation	84.38	41.50	100.00	38.11	8.00	57.00	636	509	746	0.00	0.00	0.00	100.00	0.00	0.00
	Full Alternative Documentation	83.48	51.00	100.00	37.70	5.00	59.00	634	537	793	0.00	100.00	0.00	0.00	0.00	0.00
Property Type	2-4 Unit	81.67	11.68	100.00	41.73	3.03	59.00	657	501	795	38.22	1.32	4.76	1.87	40.57	13.26
	Condominium	81.81	31.80	100.00	40.60	5.60	57.00	650	507	808	39.39	0.40	8.76	2.42	27.50	21.54
	Manufactured Housing	73.97	55.70	85.00	41.33	16.00	54.00	627	512	767	53.04	0.00	10.94	0.00	36.02	0.00
	PUD - Attached	83.37	45.00	100.00	40.22	10.31	52.56	643	503	801	41.38	0.68	6.58	4.20	22.70	24.46
	PUD - Detached	82.84	26.32	100.00	41.15	13.09	57.00	629	504	816	41.81	2.53	10.17	1.72	28.73	15.04
	Single Family	81.20	11.96	100.00	40.47	4.00	85.00	625	500	811	48.20	1.47	6.79	1.72	30.26	11.56

Disclaimer:

This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise).  This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith.  It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above.  A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance.  Opinions and estimates may be changed without notice.  The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness.  This material does not purport to contain all of the information that an interested party may desire.  In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them.  Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors.  CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof.  Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved.  The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and00 exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer.  Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

Credit Suisse First Boston
ABSC2005-HE1

Top 5 States		Top 5 Prop		Doc Type		Purpose		OCC Codes		Orig Prepay Penalty
State	% By Balance	Property Types	% By Balance	Doc Type	% By Balance	Purpose	%By Balance	Occupancy	% By Balance	PPOTerm	By Balance
California	47.52%	Single Family	72.73%	Full Documentation	46.01%	Purchase	41.53%	Investment Property	3.61%	0	28.25%
New York	6.68%	PUD - Detached	9.31%	Stated Documentation	30.57%	Refinance - Cashout	48.54%	Primary Residence	95.02%	12	4.91%
Florida	4.68%	Condominium	7.46%	Stated - Streamlined (Assets Verified)	13.03%	Refinance - Rate/Term	9.93%	Second Home	1.37%	24	55.45%
New Jersey	4.54%	2-4 Unit	7.94%	Limited Documentation	7.10%					36	11.39%
Illinois	3.89%	PUD - Attached	2.30%	Lite Documentation	1.84%
Other	32.70%	Other	0.26%	Full Alternative Documentation	1.45%

Disclaimer:

This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise).  This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith.  It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above.  A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance.  Opinions and estimates may be changed without notice.  The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness.  This material does not purport to contain all of the information that an interested party may desire.  In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them.  Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors.  CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof.  Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved.  The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and00 exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer.  Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

Credit Suisse First Boston
ABSC2005-HE1

Largest 10 Loans

Outstanding Principal Balance	State	MSA	Loan Type	LTV(%)	DTI(%)	FICO	Prop Type	Purpose	Occ Codes	Orig Prepay Penalty
$1,000,000.00	CA		2/28 ARM	65.60	35.00	601	PUD - Detached	Purchase	Primary Residence	12
$990,000.00	CA		2/28 ARM	79.20	15.00	606	Single Family	Refinance - Cashout	Primary Residence	24
$880,000.00	CA		Fixed - 30 Year	80.00	39.00	620	Single Family	Refinance - Cashout	Primary Residence	24
$820,000.00	CA		2/28 ARM - 2Yr Interest Only	58.99	48.74	617	Single Family	Refinance - Cashout	Primary Residence	0
$807,000.00	CA		Fixed - 30 Year	89.70	33.00	739	Single Family	Refinance - Cashout	Primary Residence	24
$800,000.00	CA		Fixed - 30 Year	62.50	46.00	551	Condominium	Refinance - Cashout	Primary Residence	12
$800,000.00	CA		2/28 ARM - 5Yr Interest Only	76.20	45.00	722	Single Family	Purchase	Primary Residence	0
$800,000.00	NY		2/28 ARM	72.73	31.08	681	Single Family	Purchase	Primary Residence	0
$798,189.25	CA		2/28 ARM	85.00	46.41	610	PUD - Detached	Refinance - Cashout	Primary Residence	24
$785,400.00	CA		2/28 ARM	85.00	48.00	605	2-4 Unit	Refinance - Rate/Term	Primary Residence	24

Disclaimer:

This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise).  This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith.  It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above.  A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance.  Opinions and estimates may be changed without notice.  The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness.  This material does not purport to contain all of the information that an interested party may desire.  In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them.  Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors.  CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof.  Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved.  The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and00 exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer.  Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.